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                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                        FORM 8-K/A

                     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES EXCHANGE ACT OF 1934

                       April 9, 2001 (Amended as of May 11, 2001)
                       ------------------------------------------
                                    (Date of Report)

                                SILVER RAMONA MINING, INC.
                               ----------------------------
                  (Exact name of registrant as specified in its charter)

        Delaware                        0-23737                  820290939
--------------------------           -------------             -------------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)

                2100 HIGHWAY 360, SUITE 400-B, GRAND PRAIRIE, TEXAS 75050
                      -------------------------------------------
                        (Address of principal executive offices)

                                     (972) 641-5494
                                     --------------
                 (Registrant's telephone number, including area code)

                                         NONE
                                         ----
             (Former name or former address, if changed since last report.)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNANT.

Dismissal of principal independent accountant
---------------------------------------------

On April 2, 2001, the registrant's principal independent accountant, HJ & Associates, LLC, was dismissed. The principal accountant's report on the financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended or approved by the board of directors. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Engagement of new principal independent accountant
--------------------------------------------------

On April 2, 2001, Merdinger, Fruchter, Rosen & Corso, P.C. was engaged as the registrant's principal independent accountant for the fiscal year ended December 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. Letter from HJ & Associates, LLC, addressed to the Commission, in accordance with Item 304(a)(3) of Regulation SKB.







SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 11, 2001

SILVER RAMONA MINING, INC.


BY: \s\ Milton S. Cotter
    --------------------
NAME:  Milton S. Cotter
TITLE: President






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